Exhibit 3.3

COMMON STOCK		COMMON STOCK
Marathon Oil Corporation

Incorporated under the laws of the State of Delaware
This certificate in New York, NY and Cleveland, OH
PAR VALUE $1.00 PER SHARE		CUSIP 565849 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

Marathon Oil Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the terms and provisions of the Restated Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time (copies of which are one file at the principal offices of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.	SPECIMEN

VICE PRESIDENT, GENERAL AND SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
NATIONAL CITY BANK
(CLEVELAND, OHIO)	TRANSFER AGENT
AND REGISTRAR,
BY

AUTHORIZED SIGNATURE

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL OFFICES OF THE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF TRF		Custodian		UNIF		Custodian
		MIN ACT–	(Cust)		(Minor)	GIFT MIN	(Cust)		(Minor)
ACT
TEN ENT	– as tenants by the entireties
JT TEN	– as joint tenants with right of		under Uniform Transfers			under Uniform Gifts to Minors
	survivorship and not as		to Minors
	tenants In common		Act			Act
			(State)			Act	State

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                 hereby sell, assign and transfer unto

PLEASE PR1NT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street
SHARES

PLEASE PR1NT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street
SHARES

PLEASE PR1NT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street
SHARES

of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint                                                                                                                                                                                   Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
(SIGNATURE)

(SIGNATURE)

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED BY:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.